EQ ADVISORS TRUSTSM – AXA STRATEGIC ALLOCATION SERIES PORTFOLIOS

SUPPLEMENT DATED AUGUST 25, 2016 TO THE PROSPECTUS DATED MAY 1, 2016

This Supplement updates certain information contained in the Prospectus dated May 1, 2016 of EQ Advisors Trust (“Trust”) regarding the AXA Strategic Allocation Series Portfolios (“Portfolios”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the fees payable by the Portfolios for management services.

Effective September 1, 2016, the section of the Prospectus entitled “Management of the Trust – Management Fees” is revised to include the following information:

The following table shows the contractual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) payable by the Portfolios effective September 1, 2016.

Portfolios	First $2 Billion	Next $4 Billion	Next $3 Billion	Thereafter
AXA Ultra Conservative Strategy	0.1000%	0.0925%	0.0900%	0.0875%
AXA Conservative Strategy	0.1000%	0.0925%	0.0900%	0.0875%
AXA Conservative Growth Strategy	0.1000%	0.0925%	0.0900%	0.0875%
AXA Balanced Strategy	0.1000%	0.0925%	0.0900%	0.0875%
AXA Moderate Growth Strategy	0.1000%	0.0925%	0.0900%	0.0875%
AXA Growth Strategy	0.1000%	0.0925%	0.0900%	0.0875%
AXA Aggressive Strategy	0.1000%	0.0925%	0.0900%	0.0875%